SSGA ACTIVE TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated September 27, 2021 as revised October 8, 2021

This Statement of Additional Information (the “SAI”) is not a prospectus. With respect to the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated September 27, 2021, as may be revised from time to time (the “Prospectus”).

FUND	TICKER
SPDR® Loomis Sayles Opportunistic Bond ETF	OBND

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust’s website at http://www.ssga.com/spdrs or by calling 1-866-787-2257. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the Trust’s June 30, 2021 fiscal year end.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including SPDR Loomis Sayles Opportunistic Bond ETF (the “Fund”). The Trust was organized as a Massachusetts business trust on March 30, 2011. The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). SSGA Funds Management, Inc. serves as the investment adviser for the Fund (“SSGA FM” or the “Adviser”) and the Fund is sub-advised by Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should be read to refer to the Sub-Adviser where the context requires.

The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares either in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

The Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Fund’s Prospectus for additional information regarding its principal investment strategies.

DIVERSIFICATION STATUS

The Fund is classified as a “non-diversified” investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies.

The Fund intends to maintain a level of diversification and otherwise conduct its operations so as to enable the Fund to qualify for treatment as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The

Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “COLLATERALIZED DEBT OBLIGATIONS.”

Consistent with the Fund’s investment objective and policies, the Adviser or Sub-Adviser may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

BANK LOANS

Bank loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Bank loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate (“LIBOR”)) plus a premium. Bank loans are typically of below investment grade quality. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

The Fund may invest in both secured and unsecured bank loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

BONDS

A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to the Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of the Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Sub-Adviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”)

The Fund may invest in CLOs. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets may also include (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Senior Loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying Senior Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by the Fund.

Certain CLOs may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “STRIPPED MORTGAGE SECURITIES.”

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “COLLATERALIZED DEBT OBLIGATIONS” for a discussion on investments in structured products with multiple tranches.

CMO RESIDUALS

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

COMMERCIAL PAPER

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

CONCENTRATION

The Fund does not intend to concentrate its investments in any particular industry. The Fund looks to Loomis Sayles’s customized set of industry groups for making industry determinations based on classifications developed by third party providers. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

The Fund may invest in contingent convertible bonds (“CoCo bonds”), which also are known as enhanced capital notes. CoCo bonds are hybrid debt securities that are intended to either convert into equity at a predetermined share price or have their principal written down or written off upon the occurrence of certain triggering events generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCo Bonds are subject to the risks associated with bonds and equities and to the risks specific to convertible securities in general. In addition, CoCo Bonds are inherently risky because of the difficulty of predicting triggering events that would require the debt to convert to equity. Since CoCo Bonds are typically issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the CoCo Bonds against the issuer in respect of or arising under the terms of the CoCo Bonds will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Also, the value of CoCo Bonds will be influenced by many factors, including: the creditworthiness of the issuer and/or fluctuations in the issuer’s capital ratios; the supply and demand for the CoCo Bonds; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, the market it operates in or the financial markets in general. CoCo Bonds are a new form of instrument and the market and regulatory environment for these instruments is still evolving. As a result, it is uncertain how the overall market for CoCo Bonds would react to a trigger event or coupon suspension applicable to one issuer.

COVENANT-LITE LOANS

The Fund may invest in loans that do not have certain maintenance covenants related to financial ratios, which are often referred to as “covenant-lite” loans. Currently, approximately 80% of outstanding senior secured loans in the market are covenant-lite loans, and therefore such loans are widely held by loan market participants, including the Fund. Other important collateral protections will continue to exist in most loan credit agreements with respect to covenant-lite loans, including (i) limitations on restricted payments, (ii) limitations on investments, (iii) limitations on additional debt and liens, and (iv) limitations on asset sales. While the Sub-Adviser will seek loans that provide attractive credit protection, the Fund is not limited in the amount of loans it may hold that are covenant-lite.

EQUITY SECURITIES

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

EXCHANGE-TRADED FUNDS

The Fund may invest in other exchange-traded funds (“ETFs”) (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

EXCHANGE-TRADED NOTES

Exchange-traded notes (“ETNs”) are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

FOREIGN CURRENCY TRANSACTIONS

The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act (“CEA”), NDFs are not, and, thus, are subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”). Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the CEA and shall be treated as a swap. At the discretion of the Sub-Adviser, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

FOREIGN SECURITIES

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

The Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs interest rate swaps, total return swaps, excess return swaps, and credit default swaps). The Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation.

Futures and Options on Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Fund may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Options. The Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Short Sales “Against the Box.” The Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Transactions. The Fund may enter into swap transactions, including interest rate, swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Sub-Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (“Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event the Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Total Return Swaps. The Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where the Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations.

Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Interest Rate Caps, Floors and Collars. The Fund may use interest rate caps, floors and collars. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Contracts for Differences. Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, the Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, the Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. The Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. The Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

Government Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Regulation Under the Commodity Exchange Act. The Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.

Restrictions on Trading in Commodity Interests. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes commodities futures and cleared swaps transactions), the Fund’s counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared swap transactions. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.

For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

GOVERNMENT MORTGAGE PASS-THROUGH SECURITIES

The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, the companies were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. On December 21, 2017, the U.S. Treasury announced amendments to the SPAs to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

HIGH YIELD SECURITIES

Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

HYBRID INSTRUMENTS

The Fund may invest in hybrid instruments. A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index, another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit/counterparty risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID INVESTMENTS

The Fund may invest in illiquid investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.

INFLATION-PROTECTED OBLIGATIONS

The Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that is designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including affiliated funds, money market funds and closed-end funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund; or (iv) in the case of investment in a closed-end fund, more than 10% of the total outstanding voting stock of the acquired company. A fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the fund, such as through a master-feeder arrangement. To the extent allowed by law, regulation, the Fund’s investment restrictions and/or the Trust’s exemptive relief (if any), the Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.

To the extent a fund invests in and, thus, is a shareholder of, another investment company, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the fund to the fund’s own investment adviser and the other expenses that the fund bears directly in connection with the fund’s own operations.

LEVERAGING

While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of its total assets. However, the Fund may not borrow money from a bank in an amount greater than 33 1/3% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

MORTGAGE PASS-THROUGH SECURITIES

The Fund may invest in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Funds seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Fund may invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

OTHER SHORT-TERM INSTRUMENTS

The Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime 1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risks; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds, and compliance with many of these amendments was required in October 2016. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.

PERPETUAL BONDS

Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which the Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”

PREFERRED SECURITIES

Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Sub-Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund’s net asset value, and the judgment of the Sub-Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.

The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, S&P, Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Sub-Adviser.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities, or Appendix D for more information on the rating of debt instruments.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of the fund and, therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1⁄3% of its total assets.

SENIOR LOANS

Senior loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.

Senior loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a senior loan as one of the lenders, it generally acquires the loan at or below par. This means the Fund receives a return at or above the full interest rate for the loan. If the Fund acquires its interest in senior loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in senior loans only through assignments or participations.

When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection actions, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

The Fund may invest in senior loans through participations. A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be affected by the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or by the agent to the lender or offsets against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific senior loan has been less extensive than if the loan were registered or exchange-traded.

Senior loans are secured and senior to other indebtedness of the borrower. Each senior loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.

Senior loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow, as further described below. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate. For example, if the base rate were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many senior loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if the base rate were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same senior loan had a floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that the base rate was currently at 0.3%, thereby making the interest rate paid the borrower 4.00% (1.50% floor base rate plus 2.50% fixed spread). During periods when the base rate is greater than the floor, the floor would have no impact on the interest rate paid by the borrower. Not all senior loans have floors and this feature is a relatively recent invention which may not persist in future issuances of senior loans.

Although a base rate can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The Sub-Adviser or its affiliates may from time to time borrow from financial institutions that act as agents for loans.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.

In the process of buying, selling and holding senior loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a senior loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a senior loan. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other consent or amendment fees.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in senior loans, the Adviser and/or Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s and/or Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser and/or Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s and/or Sub-Adviser’s ability to trade in these senior loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s and/or Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

An increase in demand for senior loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for senior loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s and, therefore, the Fund’s net asset value to decline.

The Fund may acquire interests in senior loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in senior loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Bridge loans may have less liquidity than other senior loans that were issued to fund corporate purposes on a longer term basis.

Although not anticipated in the normal course, the Fund may occasionally acquire warrants and other equity securities as part of a unit combining a senior loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a senior loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Sub-Adviser may enhance the value of a senior loan or would otherwise be consistent with the Fund’s investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.

OTHER LOANS

The Fund may invest in secured loans that are not first lien and loans that are unsecured. These loans have the same characteristics as senior loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risks for loans with first priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no value would remain for the holders of secured loans that are not first lien and loans that are unsecured and therefore result in a loss of investment to the Fund.

SOVEREIGN DEBT OBLIGATIONS

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

STRIPPED MORTGAGE SECURITIES

Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Fund as illiquid investments so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

STRUCTURED INVESTMENTS

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

U.S. GOVERNMENT OBLIGATIONS

U.S. government obligations are a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

One type of U.S. government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount of $3 billion. On

September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. It is believed that the amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Fund may purchase exchange-traded common stocks and exchange-traded preferred securities of foreign corporations, as well as U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Fund’s investments in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities are instruments issued or guaranteed by entities such as (1) US government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

VARIABLE RATE DEMAND OBLIGATIONS

Variable Rate Demand Obligations (“VRDOs”) are short-term tax-exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days’ notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.

The principal trading market for some securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

CONFLICTS OF INTEREST RISK

An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the

1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) the Fund as it is launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when it was launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of the Fund, the Fund Shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares.

The Selling Shareholder intends to sell all or a portion of the Fund Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Fund Shares may be sold on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge Fund Shares to broker-dealers that in turn may sell such Fund Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Fund Shares, which Fund Shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Fund Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

COUNTERPARTY RISK

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by the Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.

FUTURES AND OPTIONS TRANSACTIONS

There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to the Fund than bilateral (non-cleared) arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. The Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

These clearing rules and other new rules and regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.

If the Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EUROPE – RECENT EVENTS

A number of countries in Europe, including Greece, Spain, Ireland, Italy, and Portugal, have experienced rising government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period during which the United Kingdom remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the United Kingdom and EU. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.

LIBOR RISK

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced that after 2021, it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate. On March 5, 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end on December 31, 2021.

Various financial industry groups have begun planning for the phase out, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The replacement or abandonment of, or modification to, LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally. Instruments in which the Fund invests may pay interest at floating or adjusting rates based on LIBOR or may be subject to interest caps or floors. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond the LIBOR phase out date with the Fund’s obligors that utilize LIBOR as a factor in determining the interest rate and certain of the Fund’s existing credit facilities to replace LIBOR with the new standard that is established. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the USD LIBOR with the Secured Overnight Financing Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies.

In 2012, regulators in the United States and the United Kingdom alleged that some of the member banks surveyed by the British Bankers Association engaged in manipulative acts in connection with the calculation of LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the FCA in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding LIBOR’s viability as a benchmark, due to decreased confidence of the market in LIBOR and lead market participants looking for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

MARKET TURBULENCE RESULTING FROM COVID-19

An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of the Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the Rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;[1]

2.	Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3.	Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4.

Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5.

Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

6.	Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1.	Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or

2.

Invest, under normal circumstances, less than 80% of its assets, plus the amount of borrowings for investment purposes, directly, or indirectly through investments in underlying ETFs, in debt securities. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The 1940 Act currently permits the Fund to loan up to 33 1⁄3% of its total assets. With respect to borrowing, the 1940 Act presently allows the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1⁄3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may invest in companies that deal in real estate (including real estate investment trusts (“REITs”)) or in instruments that are backed or secured by real estate.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Fund’s Adviser and Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are five members of the Board of Trustees, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Carl Verboncoeur, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES

CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	118	The Motley Fool Funds Trust (Trustee).

DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 – January 2015).	118	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).

CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 – May 2017).	118	Principal Financial Group (Director); Bain Capital Specialty Finance (Director); Putnam Acquisition Financing Inc. (Director); Putnam Acquisition Financing LLC (Director); Putnam GP Inc. (Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director); University of Notre Dame (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007 – April 2017).	118	Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Fiduciary/ Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund (Trustee and Audit Committee Chair).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INTERESTED TRUSTEE

JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 – present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 – March 2020); Retired Executive Vice President, State Street Global Advisors (2012 – March 2020); Retired Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – March 2020); Director, State Street Global Markets, LLC (2013 – April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000 – 2005).	129	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – March 2020); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – March 2020); State Street Navigator Securities Lending Trust (July 2016 – March 2020); SSGA Funds (January 2014 – March 2020); State Street Institutional Investment Trust (February 2007 – March 2020); State Street Master Funds (February 2007 – March 2020); Elfun Funds (July 2016 – December 2018).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*	Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 –present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 – present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015-April 2019); Associate, Ropes & Gray LLP (November 2012 – August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (2010 – 2019).

TIMOTHY COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	Assistant Secretary	Term: Unlimited Served: since August 2021	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020-August 2021); Vice President and Senior Counsel (April 2018-March 2020); Counsel, Sutton Place Investments (January 2010-March 2018).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 – July 2016).

DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*.

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies, including SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry and the experience he gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the SPDR Index Shares Funds and SPDR Series Trust since 2005 (Mr. Ross did not serve as Trustee of SPDR Index Shares Funds or SPDR Series Trust from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SPDR Series Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee an annual fee of $270,000 (prior to January 1, 2021, $245,000) plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $75,000 (prior to January 1, 2021, $60,000) and the Chairman of the Audit Committee receives an additional annual fee of $30,000. The Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Trustees received during the Trust’s fiscal year ended June 30, 2021.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Independent Trustees:
Carl G. Verboncoeur	$12,523	N/A	N/A	$390,000
Bonny Eugenia Boatman(2)	$10,467	N/A	N/A	$327,500
Dwight D. Churchill	$11,322	N/A	N/A	$352,500
Frank Nesvet(3)	$11,318	N/A	N/A	$355,000
Clare S. Richer	$10,839	N/A	N/A	$337,500
Sandra G. Sponem	$10,839	N/A	N/A	$337,500
Interested Trustee:
James E. Ross	$10,839	N/A	N/A	$337,500

(1)	The Fund Complex includes the Trust.
(2)	Ms. Boatman served as Trustee until May 20, 2021.
(3)	Mr. Nesvet served as Trustee until April 24, 2021.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Churchill serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2021.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Verboncoeur serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel’s independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2021.

OWNERSHIP OF FUND SHARES

As of December 31, 2020, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2020, the amount of equity securities beneficially owned by each Trustee in the Fund and the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Carl G. Verboncoeur	None	None	$10,001 - $50,000
Dwight D. Churchill	SPDR Blackstone Senior Loan ETF	Over $100,000	Over $100,000
Clare S. Richer	SPDR Blackstone Senior Loan ETF	$10,001 - $50,000	Over $100,000
	SPDR DoubleLine Total Return Tactical ETF	Over $100,000
Sandra G. Sponem	None	None	Over $100,000
Interested Trustee:
James E. Ross	SPDR DoubleLine Short Duration Total Return Tactical ETF	$10,001 - $50,000	Over $100,000
	SPDR DoubleLine Total Return Tactical ETF	$50,001 - $100,000

CODES OF ETHICS

The Trust, Adviser (which includes applicable reporting personnel of the Distributor) and Sub-Adviser each have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, Sub-Adviser and Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel, subject to that code of ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote proxies of the Fund to the Sub-Adviser. The Trust’s, Adviser’s and Sub-

Adviser’s proxy voting policies are attached at the end of this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund’s website at https://www.ssga.com/spdrs; and (3) on the SEC’s website at https://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. Neither the Trust nor the Adviser, Sub-Adviser or State Street will disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which the ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of the Fund. As of June 30, 2021, the Adviser managed approximately $788.65 billion in assets. The Adviser’s principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to Loomis Sayles as sub-adviser to the Fund, including: (i) conduct periodic analysis and review of the performance by Loomis Sayles of its obligations to the Fund and provide periodic reports to the Board regarding such performance; (ii) review any changes to Loomis Sayles’s ownership, management, or personnel responsible for performing its obligations to the Fund; and make appropriate reports to the Board; (iii) perform periodic due diligence meetings with representatives of Loomis Sayles; and (iv) assist the Board and management of the Trust, as applicable, concerning the initial approval, continued retention or replacement of Loomis Sayles as sub-adviser to the Fund.

A summary of the factors considered by the Board of Trustees in connection with the initial approval of the investment advisory agreement for the Fund will be available in the Fund’s annual report or semi-annual report, as applicable, after the Fund commences operations.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. The Adviser pays all expenses of the Fund other than the management fee, acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses. The Adviser may, from time to time, waive all or a portion of its fee. The Adviser has agreed to pay all costs associated with the organization of the Trust and the Fund.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Adviser for the past three fiscal years.

INVESTMENT SUB-ADVISER

Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Loomis Sayles as sub-adviser, to be responsible for the day to day management of the Fund’s investments, subject to supervision of the Adviser and oversight by the Board. The Adviser provides administrative, compliance and general management services to the Fund. Loomis Sayles offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2021, Loomis Sayles managed approximately $357.8 billion in assets. Loomis Sayles’s principal business address is One Financial Center, Boston, MA 02111.

A summary of the factors considered by the Board of Trustees in connection with the initial approval of the Sub-Advisory Agreement for the Fund will be available in the Fund’s annual report or semi-annual report, as applicable, after the Fund commences operations. In accordance with the Sub-Advisory Agreement between the Adviser and Loomis Sayles, the Adviser pays Loomis Sayles an annual investment sub-advisory fee equal to a portion of the average daily net assets of the Fund. The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Sub-Adviser for the past three fiscal years.

PORTFOLIO MANAGERS

Loomis Sayles manages the Fund using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Fund are Kevin Kearns, Andrea DiCenso and Tom Stolberg.

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts as of August 31, 2021. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2021

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)*	Other Pooled Investment Vehicle Accounts†	Assets Managed (billions)†	Other** Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Kevin Kearns	2	$571.6	11	$3.57	38	$5.81	$9.95
Andrea DiCenso	1	$326.2	9	$3.51	22	$2.89	$6.73
Tom Stolberg	0	$0	15	$4.15	33	$5.74	$9.88

*	There are no performance-based fees associated with these accounts.
**	Separately Managed Accounts.
†	Includes 1 account with an advisory fee based on performance totaling $3.68 million in assets under management.

The Fund had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Shares.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

While fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General. Most funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”).

Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services provided under the SSGA Administration Agreement, SSGA FM, shall receive fees for the services, calculated based on the average aggregate net assets of the Trust, which are accrued daily and paid monthly out of its management fee.

As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive an annual fixed fee. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

Additional Sub-Administration Services. Also under the Sub-Administration Agreement, State Street receives an annual per Fund fee for certain services required in the preparation (including certain quarterly portfolio of investments services) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, State Street receives an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. N-PORT Related Services and Liquidity Risk Measurement Services fees are paid by the Adviser from its management fee.

THE DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.

In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

All portfolio transactions are placed on behalf of the Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When the Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser’s duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearance and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to the Adviser;

•	Access to secondary markets;

•	Counterparty exposure; and

•

Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for the Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and/or

(v) Any other circumstances the Adviser believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.

The Adviser does not currently use the Fund’s assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Fund for the purchase of third party research, the Adviser reserves the right to do so in the future.

LOOMIS SAYLES. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities may also be purchased from underwriters at prices which include underwriting fees. In placing orders for the purchase and sale of options, futures, options on futures, and underlying securities upon exercise of options, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order are taken into account. Loomis Sayles may place orders for the Fund which, combined with orders for its’ other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Fund’s Board of Trustees, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients.

Commissions and Other Factors in Broker or Dealer Selection. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker- dealer.

Soft Dollars. Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for the Fund where Loomis Sayles believes that the broker-dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the 1934 Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision- making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non- research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, Loomis Sayles may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities to the accounts as to which Loomis Sayles exercises investment discretion.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker-dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate “soft dollars” on fixed- income transactions.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that Loomis Sayles will cause the Fund to pay for research services with soft dollars in circumstances where Loomis Sayles is prohibited from causing its other client accounts to do so, including where Loomis Sayles aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear a cost for the research services and Loomis Sayles’ other client accounts would not, although Loomis Sayles’ other client accounts might nonetheless benefit from those research services.

Client Commission Arrangements. Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third-party services from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker- dealers with whom it trades to those with whom it has FIX connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the 1934 Act, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs, ATSs and other electronic providers.

Aggregation of Orders. When Loomis Sayles believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Loomis Sayles may (but is not obligated to) aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of affiliated clients and hedge funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the cost of the execution of the orders, and the efficiency of the processing of the transactions. Subject to certain exceptions, all client accounts participating in an Aggregated Order, including affiliated clients and hedge funds, will participate at the average price at which the Aggregated Order was executed and will bear a pro rata portion of the execution cost of the Aggregated Order. When an Aggregated Order cannot be completely filled on the day it is placed in the market for execution, the portion of the Aggregated Order that is filled on any particular day may be allocated to each account participating in the Aggregated Order on a pro rata basis relative to the number of securities that were intended to be traded for each account participating in that Aggregated Order, and such accounts may participate at the average price at which such partially-filled Aggregated Order was executed and will bear a pro rata portion of the execution cost of the partially-filled Aggregated Order for such day.

Notwithstanding the above, a portfolio manager or an appropriate designee thereof and/or a trader may allocate shares/bonds purchased or sold in a manner that is other than pro rata, when a pro rata allocation would be impractical or would lead to an inefficient or undesirable result. Examples of such instances include, but are not limited to, when the portfolio manager, appointed designee thereof and/or trader determine(s) that it would be appropriate to round off odd-lots or a small number of shares/bonds received by an account pursuant to a pro rata allocation, or when the portfolio manager and/or trader determine(s) that it would be appropriate, given the limited number of shares/bonds actually purchased or sold, to fill one or more account(s) completely due the account’s weighting in the security relative to the portfolio manager’s target weighting for the security/sector, or when the portfolio manager is seeking to invest the cash of a new client account or a significant cash add from an existing client account.

Although Loomis Sayles believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for any particular client than might have been obtained if a particular transaction had been effected on an unaggregated basis. With respect to client accounts that have provided Loomis Sayles with directions to use specific brokers or dealers to execute some or all of their trades, compliance with such directions may in some instances result in such a directed brokerage account not participating in an Aggregated Order. As a result, the directed brokerage account may receive a less favorable price or execution, or incur higher execution costs, in particular transactions, than if the directed brokerage account had participated in an Aggregated Order with other client accounts.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay any brokerage commissions for the past three fiscal years.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Fund had not commenced operations as of the date of this SAI and therefore did not have any holdings in Securities of Regular Broker-Dealers as of June 30, 2021.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”). Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of the Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size of the Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for Fund creations and for Fund redemptions is cash, although this may be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business, with the exception of Veterans Day and Columbus Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component”, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous

Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding a Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or

Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Redemption proceeds from the Fund will be delivered to the redeeming Authorized Participant. The Fund may deliver redemption proceeds directly to a redeeming Authorized Participant. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order

Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two or three Business Days, as applicable, after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, the Fund may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. The cut-off time to receive the trade date’s net asset value will not precede the calculation of the net asset value of the Fund’s shares on the prior Business Day. Orders to purchase Shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*, **	MAXIMUM TRANSACTION FEE*, **
SPDR Loomis Sayles Opportunistic Bond ETF	$250	$1,000

*

From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**

In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. The Fund relies on a third-party service provider for assistance with the daily calculation of the Fund’s NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund’s NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on its service provider and that service provider’s sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in an inaccurately calculated NAV, delays in the calculation of a NAV and/or the inability to calculate a NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange, and generally 4:00 p.m. EST for U.S. fixed-income assets. Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.

In the event that current market valuations are not readily available or are deemed unreliable, the Trust’s procedures require the Oversight Committee to determine a security’s fair value. In determining such value the Oversight Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates and market indices). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which the Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by the Fund, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUND. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust, and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. The Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net taxable investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income, if any. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion (if any) of dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for the reduced U.S. federal income tax rates available to individual and certain other noncorporate shareholders on qualified dividend income.

Distributions from the Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder’s net investment income.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OF SHARES. In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

COST BASIS REPORTING. The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

TAXATION OF FUND INVESTMENTS. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not make this election, the Fund may be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if issued with original issue discount. Absent the Fund’s election to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of other securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.

Special rules apply if a fund holds inflation-indexed bonds, such as TIPS. Generally, all stated interest on inflation-indexed bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund’s taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

FOREIGN SHAREHOLDERS. Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Fund issues shares of beneficial interest, no par value per Fund Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Fund Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Fund Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open), in the relevant foreign market of the Fund. The ability of the Trust to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two Business Days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

FINANCIAL STATEMENTS

The Fund had not commenced operations as of the date of this SAI and therefore does not have financial information to report for the Trust’s June 30, 2021 fiscal year end.

OBNDSAI

APPENDIX A

SPDR® Series Trust

SPDR® Index Shares Funds

SSGA Active Trust

(each, a “Trust,” and, collectively, the “Trusts”)

PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of the Trusts have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts’ investment portfolios.

1.	Proxy Voting Policy

The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc. (the “Adviser”), investment adviser to each series of the Trusts (the “Funds”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and the Funds’ shareholders.

3.	Proxy Voting Procedures

A.

At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) (See attached Schedule A) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.

B.

At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.

C.	At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Retention and Oversight of Proxy Advisory Firms

A.

In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.

B.

The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

A-1

7.	Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Board regarding the frequency and results of the sampling performed.

8.	Disclosures

A.	A Trust shall include in its registration statement:

1.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	A Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9.	Sub-Advisers

For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016

A-2

APPENDIX B

March 2021 Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.[1]

1   These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability-related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level, as well as issuer-specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of proxy voting guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues, as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that Committee.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items (e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest	See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan	For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent

© 2021 State Street Corporation.

All Rights Reserved.

ID421080-3479888.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021 Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance[i] is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i  These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•   Assigning sole responsibility for the implementation of proxy voting guidelines to members of State Street Global Advisors’s Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

• Generally exercising a singular vote decision for each ballot item regardless of our investment strategy;[1]

•   Prohibiting members of State Street Global Advisors’s Asset Stewardship team from disclosing State Street Global Advisors’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•   Mandatory disclosure by members of the State Street Global Advisors’s Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•   In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’s Proxy Voting and Engagement Guidelines (“Guidelines”); and

• Reporting of overrides of Guidelines, if any, to the PRC on a quarterly basis.

1   State Street Global Advisors believes such an approach is generally in our clients’ best interest as our proxy voting principles are focused on enhancing long term shareholder value and a unified voting approach maximizes our clients’ voice and promotes firm-wide integration and sharing of insights between teams to the benefit of clients. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

In general, we do not believe matters that fall within proxy voting guidelines utilized by State Street Global Advisors and that are voted consistently with such guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the applicable proxy voting guidelines or where we believe that voting in accordance with such guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the applicable guidelines; or (ii) SSGA determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario

M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global

Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global

Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

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Exp. Date: 03/31/2022

March 2021 Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters. In limited circumstances, State Street Global Advisors may act as investment manager to pooled investment vehicles that, pursuant to their governing documents, utilize guidelines developed by a third-party advisor. With respect to such funds utilizing third-party guidelines, the voting practices described in the applicable third-party guidelines will apply in place of the voting practices described herein.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues	While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

• The Sustainability Accounting Standards Board’s (SASB) Industry Standards

• The Task Force on Climate-related Financial Disclosures (TCFD) Framework

• Disclosure expectations in a company’s given regulatory environment

• Market expectations for the sector and industry

• Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project) or the Global Reporting Initiative

• Our proprietary R-FactorTM 1 score

1   State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s Sustainability Accounting Standards, and measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues	State Street Global Advisors holds around 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1. Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-FactorTM score to identify sector and industry outliers for engagement and voting on sustainability issues.

2. Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals	Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

• Climate-related issues

• Sustainable practices

• Gender equity

• Campaign contributions and lobbying

• Labor and human rights

• Animal welfare

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

• The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

• The content and intent of the proposal

• Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

• The level of board involvement in the oversight of the company’s sustainability practices

• Quality of engagement and responsiveness to our feedback

• Binding nature of proposal or prescriptiveness of proposal

Voting on Sustainability Proposals	• State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

• State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

• State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide

Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number

145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2021 State Street Corporation.

All Rights Reserved.

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Exp. Date: 03/31/2022

March 2021
Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines[i] outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensuresthat adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Further, we expect boards of ASX 300 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies on the ASX 100 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Shareholder Rights and Capital-Related Issues	Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration	Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID423151-3479907.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines[i] cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas such as board structure, audit-related issues, capital structure, remuneration, as well as environmental, social and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse ”comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus, we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related–party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative and

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold . In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Further, we expect boards of STOXX Europe 600 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Poorly structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies on the DAX 30 and CAC 40 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues	In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421090-3479909.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021

Proxy Voting and Engagement Guidelines Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

1   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

Further, we expect boards of TOPIX 500 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•   We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process

• For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors

•   For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

• Participation in related-party transactions and other business relations with the company

• Past employment with the company

• Professional services provided to the company

• Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

• Failure to attend board meetings

• In instances of egregious actions related to a director’s service on the board

State Street Global Advisors may take voting action against board members at companies on the TOPIX 100 that are laggards based on their R-FactorTM scores[2] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

2   R-FactorTM is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance- based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

Miscellaneous/ Routine Items	Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence thatresulted in a decrease of shareholder value.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*   This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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For Public Use.

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A

3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership:

Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421096-3479913.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in the US and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

1   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. ” SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”).

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•   Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• NEOs of a public company who sit on more than two public company boards*

• Board chairs or lead independent directors who sit on more than three public company boards*

• Director nominees who sit on more than four public company boards*

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•   Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period
* Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

• Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the S&P 500 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

SSGA may take voting action against board members at companies on the S&P 500 that are laggards based on their R-FactorTM scores* and cannot articulate how they plan to improve their score.

Director-Related Proposals

We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

• The ownership thresholds and holding duration proposed in the resolution

• The binding nature of the proposal

• The number of directors that shareholders may be able to nominate each year

• Company governance structure

• Shareholder rights

• Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Audit-Related Issues	Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.[1]

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital-Related Issues	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Mergers and Acquisitions	Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

• The company also does not allow shareholders to act by written consent

• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

• The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation-Related Items

We generally support the following proposals:

•   Expansions to reporting of financial or compensation-related information within reason

•   Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:

• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•   General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

• Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

• Repeals, prohibitions or adoption of anti-greenmail provisions

• Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion** under our care.

**   This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George

Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario

M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global

Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor

Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA

Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421088-3479916.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom and Ireland Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit-related issues, capital structure, remuneration, environmental, social and other governance- related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code, and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against Named Executive Officers who undertake more than two public board memberships. Service on a mutual fund board or a UK investment trust is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

We support the annual election of directors.

Further, we expect boards of FTSE 350 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the FTSE 100 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies listed on the FTSE 350 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Shareholder Rights and Capital-Related Issues
Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting

We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite

800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78

Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors

Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,

Apollo Building, 7th floor Herikerbergweg

29 1101 CN Amsterdam, Netherlands.

T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global

Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421094-3479919.1.1.GBL.RTL 0321 Exp. Date: 03/31/2022

March 2021
Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines [i] cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i  These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting Guidelines are designed to identify and to address specific governance concerns in each market. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting Guidelines in emerging markets address six broad areas:

• Directors and Boards

• Accounting and Audit-Related Issues

• Shareholder Rights and Capital-Related Issues

• Remuneration

• Environmental and Social Issues

• General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we will vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Further, we expect boards of Straits Times and Hang Seng listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421098-3479918.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

APPENDIX C

LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 26, 2021

C-1

Proxy Voting Policies and Procedures

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the

2

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Proxy Voting Policies and Procedures

consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the

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recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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•

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)      annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

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(ii)    annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)  annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i)      overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)     directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)    consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)   periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)     determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)  the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)  whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)  the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)  the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

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(ii)    providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)  receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

( )  in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.

If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

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D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its predetermined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2. PROXY VOTING

A. Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

. Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

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Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.

Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

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E.	When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A. Generally vote for proposals to ratify auditors.

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B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.

In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

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Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

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F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

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Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

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Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.

Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.

Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

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G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

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Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

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Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

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Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis

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for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

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APPENDIX D

Standard & Poor’s, a division of S&P Global (“S&P”), Corporate Long-Term Issue Ratings:

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA - ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA - ‘AA’ National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A - ‘A’ National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB - ‘BBB’ National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

BB - ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B - ‘B’ National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.

CCC - ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.

CC - ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; and

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD - Restricted default. ‘RD’ ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D - ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

S&P’s Short-Term Issue Credit Ratings:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Obligation Ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Obligation Ratings:

F1 - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 - Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

D-4